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                                                                    EXHIBIT 23.1

          Consent of Jones and Kirkpatrick, P.C., Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Nos. 333-4534, 333-4536, 333-4538, and 333-85705) on Form S-8 of SouthFirst
Bancshares, Inc. of our report dated November 1, 2000, with respect to the consolidated financial statements of SouthFirst Bancshares, Inc. included in the Annual Report (Form 10-KSB) for the year ended September 30, 2000.


                                            /s/ Jones and Kirkpatrick, P.C.


Birmingham, Alabama
December 20, 2000